UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2005

Date of Report (Date of earliest event reported)

VNUS Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50988 (Commission File Number)	94-3216535 (IRS Employer Identification Number)

2200 Zanker Road, Suite F
San Jose, California 95131

(Address of principal executive offices) (Zip Code)

(408) 473-1100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

On July 21, 2005, VNUS Medical Technologies, Inc. (“VNUS”) issued a press release announcing that it had filed a patent infringement action in the United States District Court, Northern District of California, against Diomed Holdings, Inc. for infringement of several of VNUS’ patents. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Document
99.1	Press Release of VNUS Medical Technologies, Inc., dated July 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VNUS MEDICAL TECHNOLOGIES, INC.
Date: July 21, 2005	By:	/s/ Timothy A. Marcotte
Timothy A. Marcotte
Chief Financial Officer and Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit
Number	Document
99.1	Press Release of VNUS Medical Technologies, Inc., dated July 21, 2005